Exhibit 10(b)

                                CORNERSTONE BANK
                             2000 STOCK OPTION PLAN
                                      PLANA

        1. PURPOSE OF THE PLAN. The Plan shall be known as the CORNERSTONE BANK ("Bank") 2000 Stock Option Plan, Plan A (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, key employees and other persons providing services to the Bank, or any present or future parent or subsidiary of the Bank to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

        2. DEFINITIONS. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

                  "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

                  "Bank" shall mean Cornerstone Bank and any successor or Parent thereto.

                  "Board" shall mean the Board of Directors of the Bank, or any successor or parent corporation thereto.

                  "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Bank; (ii) the merger or recapitalization of the Bank whereby the Bank is not the surviving entity; (iii) a change in control of the Bank, as otherwise defined or determined by the New Jersey Department of Banking and Insurance, or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Bank by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Bank stock. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and

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"Committee" shall mean the Board or the Compensation Committee appointed by the
Board in accordance with Section Sea) of the Plan.

                  "Common Stock" shall mean the common stock of the Bank, or any successor or parent corporation thereto.

                  "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Bank or any present or future Parent or Subsidiary of the Bank. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations, of the Bank or between the Bank, its Parent, its Subsidiaries or a successor.

                  "Director" shall mean a member of the Board of the Bank, or any successor or parent corporation thereto.

                  "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Bank from time to time.

                  "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank in his then current capacity as determined by the Committee.

                  "Effective Date" shall mean the date specified in Section 14 hereof.

                  "Employee" shall mean any person employed by the Bank or any present or future Parent or Subsidiary of the Bank.

                  "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

                  "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 here of which is subject to the limitations and restrictions of Section 8 hereof and is intended to quality as an incentive stock option under Section 422 of the Code.

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                  "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

                  "Participant" means any director, officer or key employee of the Bank: or any Parent or Subsidiary of the Bank: or any other person providing a service to the Bank: who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  "Plan" shall mean the Cornerstone Bank: 2000 Stock Option Plan, Plan A.

                  "Retirement" shall mean termination of service in all capacities as an Employee, Director and Director Emeritus following attainment of not less than age 55 and completion of not less than ten years of Service to the Bank:. Service to the Bank: rendered prior to the Effective Date shall be recognized in determining eligibility to meet the requirements of Retirement under the Plan.

                  "Share" shall mean one share of the Common Stock.

                  "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(t) and
(g) of the Code.

        3. SHARES SUBJECT TO THE PLAN. Except as otherwise required by the provisions of Section 12 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 38,691 (5% of shares of Common Stock of Bank outstanding) Shares. Such Shares may either be from authorized but unissued shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

        4. SIX MONTH HOLDING PERIOD.

                  Subject to vesting requirements, if applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Bank, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

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        5. ADMINISTRATION OF THE PLAN.

                  (a) COMPOSITION OF THE COMMITTEE. The Plan shall be administered by the Board of Directors of the Bank or a Committee which shall consist of not less than two Directors of the Bank appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3 to the extent feasible.

                  (b) POWERS OF THE COMMITTEE. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                  The President of the Bank and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Bank and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

                  (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

        6. ELIGIBILITY FOR AWARDS AND LIMITATIONS.

                  (a) The Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant1s current and potential contribution to the Bank and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section422 of the Code, of the Bank or any present or future Parent or Subsidiary of the Bank) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.
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                  (c) In no event shall Shares subject to Options granted to any
Participant exceed more than 35 % of the total number of Shares authorized for delivery under the Plan.

        7. TERM OF THE PLAN. The Plan shall continue in effect for a term often(10) years from the Effective Date, unless sooner terminated pursuant to
Section 17 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

        8. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a) OPTION PRICE.

                           (i) The price per Share at which each Incentive Stock
Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                           (ii) In the case of an Employee who owns Common Stock
representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

                  (b) PAYMENT. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Bank shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Bank, and no Optionee shall have any of the rights of a stockholder of the Bank until Shares of Common Stock are issued to the Optionee.

                  (c) TERM OF INCENTIVE STOCK OPTION. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

                  (d) EXERCISE GENERALLY. Except as otherwise provided in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Bank at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such

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Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, one-third of a grant of Options will be first exercisable on the date of grant and one-third annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

                  (e) CASHLESS EXERCISE. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Bank written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Bank to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Bank written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Bank.

                  (f) TRANSFERABILITY. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

        9. TERMS AND CONDITIONS OF NON-INCENTIVE STOCK OPTIONS. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a) OPTIONS GRANTED TO DIRECTORS. Subject to the limitations of Section 6(c), Non-Incentive Stock Options to purchase shares of Common Stock, as noted below, will be granted to each Director who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant.


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                      DIRECTOR                     NUMBER OF OPTIONS

                 George W. Matteo, Jr.                  20,000(1)
                 Robert W. Hoey                          4,850(2)
                 J. Mark Baiada                          3,850(2)
                 Carol A. Beske                          3,850(2)
                 Gaetano P. Giordano                     3,850(2)
                 Robert A. Kennedy, Jr.                  3,850(2)
                 Ronald S. Murphy                        3,850(2)
                 Kenneth H. Zekavat                      3,850(2)
                 Bruce Paparone                          3,850(2)

The Options will be 100% exercisable on the date of grant. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

                  (b) OPTION PRICE. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

                  (c) PAYMENT. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Bank shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Bank and no Optionee shall have any of the rights of a stockholder of the Bank until the Shares of Common Stock are issued to the Optionee.

----------------------------------------
(1)  50% under Plan A and 50% under Plan B.

(2)  Award under Plan A or Plan B.

         (d) TERM. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

         (e) EXERCISE GENERALLY. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the term of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of one-third on the date of grant and one-third annually there after during such periods of service as an Employee, Director or Director Emeritus.

         (f) CASHLESS EXERCISE. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Bank written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Bank to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Bank written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Bank.

         (g) TRANSFERABILITY. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

        10. EFFECT OF TERMINATION OF EMPLOYMENT. DISABILITY. DEATH AND RETIREMENT ON INCENTIVE STOCK OPTIONS.

         (a) TERMINATION OF EMPLOYMENT. In the event that any Optionee's employment with the Bank shall terminate for any reason, other than Retirement, Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A)the earlier of(i) or (ii):
(i) the respective expiration dates of any such Incentive Stock Options, or (ii) the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Bank, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Bank, the employment of all of its employees who are not immediately thereafter employees of the Bank shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Bank.

         (b) DISABILITY. In the event that any Optionee's employment with the Bank shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

         (c) DEATH. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee1s rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of(i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2)years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 1O(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

         (d) INCENTIVE STOCK OPTIONS DEEMED EXERCISABLE. For purposes of Sections lO(a), lO(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

         (e) TERMINATION OF INCENTIVE STOCK OPTIONS; VESTING UPON RETIREMENT. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Bank terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period. Notwithstanding the foregoing, the Committee may authorize at the time of the grant of an Option that such Award shall be immediately 100% exercisable upon the Retirement of the Optionee. Such Options shall, as of the date of Retirement, remain exercisable for the remaining term, but in no event for a period beyond two (2) years from the date of Retirement.

         11. EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY, DEATH OR RETIREMENT ON NON-INCENTIVE STOCK OPTIONS. The terms and conditions of Non-Incentive Stock Options relating to the effect of the Retirement or other termination of an Optionee `s employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

         12. RECAPITALIZATION, MERGER, CONSOLIDATION, CHANGE IN CONTROL AND OTHER TRANSACTIONS.

         (a) Adjustment. Subject to any required action by the stockholders of the Bank, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Bank (other than Shares held by dissenting stockholders).

         (b) CHANGE IN CONTROL. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                  (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                  (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Bank will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

         (c) EXTRAORDINARY CORPORATE ACTION. Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Bank, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                  (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Bank upon the exercise of any outstanding Option;

                  (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                  (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         (d) ACCELERATION. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

         (e) NON-RECURRING DIVIDENDS. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately and in an equitable manner.

         Except as expressly provided in Sections l2(a), l2(b) and l2(e) hereof, no Optionee shall have any rights by reason of the occurrence of any ofthe events described in this Section 12.

         13. TIME OF GRANTING OPTIONS. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         14. EFFECTIVE DATE. The Plan shall become effective upon the date of approval of the Plan by the stockholders of the Bank. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder approval of the Plan.

         15. APPROVAL BY STOCKHOLDERS. The Plan shall be approved by stockholders of the Bank within twelve (12) months before or after the date the Plan is approved by the Board.

         16. MODIFICATION OF OPTIONS. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 17 hereof.

         17. AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) ACTION BY THE BOARD. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 12 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to

Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Bank.

                  (b) CHANGE IN APPLICABLE LAW. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Bank to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         18. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATIONS ON OPTION EXERCISE; CANCELLATION OF OPTION RIGHTS.

              (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

              (b) The inability of the Bank to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Bank's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Bank of any liability with respect to the non-issuance or sale of such Shares.

              (c) As a condition to the exercise of an Option, the Bank may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

              (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Bank or its Subsidiaries for "cause" as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

              (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Bank under Section 16(b) of the Securities Exchange Act of1934, as amended, and regulations promulgated thereunder.

         19. RESERVATION OF SHARES. During the term of the Plan, the Bank will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         20. UNSECURED OBLIGATION. No Participant under the Plan shall have any interest in any fund or special asset of the Bank by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         21. WITHHOLDING TAX. The Bank shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Bank shall have the right to require the Participant or such other person to pay the Bank the amount of any taxes which the Bank is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         22. No Employment Rights. No Director, Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Bank or its Subsidiaries.

         23. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey, except to the extent that federal law shall be deemed to apply.

                                CORNERSTONE BANK

                             2000 STOCK OPTION PLAN

                                      PLANB

         1. PURPOSE OF THE PLAN. The Plan shall be known as the CORNERSTONE BANK ("Bank") 2000 Stock Option Plan, Plan B (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, key employees and other persons providing services to the Bank, or any present or future parent or subsidiary of the Bank to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

         2. DEFINITIONS. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

                  "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

                  "Bank" shall mean Cornerstone Bank and any successor or Parent thereto.

                  "Board" shall mean the Board of Directors of the Bank, or any successor or parent corporation thereto.

                  "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets oft he Bank; (ii) the merger or recapitalization of the Bank whereby the Bank is not the surviving entity; (iii) a change in control of the Bank, as otherwise defined or determined by the New Jersey Department of Banking and Insurance, or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of he Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Bank by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Bank stock. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  "Committee" shall mean the Board or the Compensation Committee appointed by the Board in accordance with Section 5(a) of the Plan.

                  "Common Stock" shall mean the common stock of the Bank, or any successor or parent corporation thereto.

                  "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Bank or any present or future Parent or Subsidiary of the Bank. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations, of the Bank or between the Bank, its Parent, its Subsidiaries or a successor.

                  "Director" shall mean a member of the Board of the Bank, or any successor or parent corporation thereto.

                  "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Bank from time to time.

                  "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank in his then current capacity as determined by the Committee.

                  "Effective Date" shall mean the date specified in Section 14 hereof

                  "Employee" shall mean any person employed by the Bank or any present or future Parent or Subsidiary of the Bank.

                  "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

                  "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 here of which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

                  "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

                  "Participant" means any director, officer or key employee of the Bank or any Parent or Subsidiary of the Bank or any other person providing a service to the Bank who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  "Plan" shall mean the Cornerstone Bank 2000 Stock Option Plan, Plan B.

                  "Retirement" shall mean termination of service in all capacities as an Employee, Director and Director Emeritus following attainment of not less than age 55 and completion of not less than ten years of Service to the Bank. Service to the Bank rendered prior to the Effective Date shall be recognized in determining eligibility to meet the requirements of Retirement under the Plan.

                  "Share" shall mean one share of the Common Stock.

                  "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and
(g) of the Code.

         3. SHARES SUBJECT TO THE PLAN. Except as otherwise required by the provisions of Section 12 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 38,691 (5% of shares of Common Stock of Bank outstanding) Shares. Such Shares may either be from authorized but unissued shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

         4.  SIX MONTH HOLDING PERIOD.

         Subject to vesting requirements, if applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Bank, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

         5.  ADMINISTRATION OF THE PLAN.

         (a) COMPOSITION OF THE COMMITTEE. The Plan shall be administered by the Board of Directors of the Bank or a Committee which shall consist of not less than two Directors of the Bank appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a Non-Employee Director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3 to the extent feasible.

         (b) POWERS OF THE COMMITTEE. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

         The President of the Bank and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Bank and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

         (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

         6.  ELIGIBILITY FOR AWARDS AND LIMITATIONS.

         (a) The Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Bank and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

         (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Bank or any present or future Parent or Subsidiary of the Bank) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

         (c) In no event shall Shares subject to Options granted to any Participant exceed more than 35 % of the total number of Shares authorized for delivery under the Plan.

         7. TERM OF THE PLAN. The Plan shall continue in effect for a term often (10) years from the Effective Date, unless sooner terminated pursuant to
Section 17 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

         8. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

         (a) OPTION PRICE.

                  (i) The price per Share at which each Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                  (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

         (b) PAYMENT. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Bank shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Bank, and no Optionee shall have any of the rights of a stockholder of the Bank until Shares of Common Stock are issued to the Optionee.

         (c) TERM OF LNCENTIVE STOCK OPTION. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten
(10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

         (d) EXERCISE GENERALLY. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Bank at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock

Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, one-third of a grant of Options will be first exercisable on the date of grant and one-third annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

         (e) CASHLESS EXERCISE. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Bank written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Bank to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Bank written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Bank.

         (f) TRANSFERABILITY. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         9. TERMS AND CONDITIONS OF NON-INCENTIVE STOCK OPTIONS. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

         (a) OPTIONS GRANTED TO DIRECTORS. Subject to the limitations of Section 6(c), Non-Incentive Stock Options to purchase shares of Common Stock, as noted below, will be granted to each Director who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant.

             DIRECTOR                     NUMBER OF OPTIONS

        George W. Matteo, Jf.                  20,000(3)
        Robert W. Hoey                          4,850(4)
        J. Mark Baiada                          3,850(2)
        Carol A. Beske                          3,850(2)
        Gaetano P. Giordano                     3,850(2)
        Robert A. Kennedy, Jf.                  3,850(2)
        Ronald S. Murphy                        3,850(2)
        Kenneth H. Zekavat                      3,850(2)
        Bruce Paparone                          3,850(2)

The Options will be 100% exercisable on the date of grant. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Optionee I s death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

         (b) OPTION PRICE. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date ofgrant as determined by the Committee in good faith.

         (c) PAYMENT. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Bank shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Bank and no Optionee shall have any of the rights of a stockholder of the Bank until the Shares of Common Stock are issued to the Optionee.

------------------------------------
(3)  50% under Plan A and 50% under Plan B.
(4)  Award under Plan A or Plan B.

         (d) TERM. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

         (e) EXERCISE GENERALLY. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of one-third on the date of grant and one-third annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

         (f) CASHLESS EXERCISE. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Bank written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Bank to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Bank written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Bank.

         (g) TRANSFERABILITY. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10. EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY, DEATH AND RETIREMENT ON INCENTIVE STOCK OPTIONS.

         (a) TERMINATION OF EMPLOYMENT. In the event that any Optionee's employment with the Bank shall terminate for any reason, other than Retirement, Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or
(ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Bank:, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Bank, the employment of all of its employees who are not immediately thereafter employees of the Bank shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Bank:

         (b) DISABILITY. In the event that any Optionee's employment with the Bank shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

         (c) DEATH. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 1O(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

         (d) INCENTIVE STOCK OPTIONS DEEMED EXERCISABLE. For purposes of Sections IO(a), IO(b) and IO(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

         (e) TERMINATION OF INCENTIVE STOCK OPTIONS; VESTING UPON RETIREMENT. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Bank terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period. Notwithstanding the foregoing, the Committee may authorize at the time of the grant of an Option that such Award shall be immediately 100% exercisable upon the Retirement of the Optionee. Such Options shall, as of the date of Retirement, remain exercisable for the remaining term, but in no event for a period beyond two (2) years from the date of Retirement.

         11. EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY, DEATH OR RETIREMENT ON NON-INCENTIVE STOCK OPTIONS. The terms and conditions of Non-Incentive Stock Options relating to the effect of the Retirement or other termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

         12. RECAPITALIZATION, MERGER, CONSOLIDATION, CHANGE IN CONTROL AND OTHER TRANSACTIONS.

         (a) ADJUSTMENT. Subject to any required action by the stockholders of the Bank, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Bank (other than Shares held by dissenting stockholders).

         (b) CHANGE IN CONTROL. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                  (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and(B)the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                  (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Bank will receive upon consummation there of a cash payment(the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and
(B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

         (c) EXTRAORDINARY CORPORATE ACTION. Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Bank, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                  (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Bank upon the exercise of any outstanding Option;

                  (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                  (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         (d) ACCELERATION. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

         (e) NON-RECURRING DIVIDENDS. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately and in an equitable manner.

         Except as expressly provided in Sections 12(a), 12(b) and 12(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 12.

         13. TIME OF GRANTING OPTIONS. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         14. EFFECTIVE DATE.   The Plan shall become effective upon the date of
approval of the Plan by the stockholders of the Bank. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder approval of the Plan.

         15. APPROVAL BY STOCKHOLDERS. The Plan shall be approved by stockholders of the Bank within twelve (12) months before or after the date the Plan is approved by the Board.

         16. MODIFICATION OF OPTIONS. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 17 hereof

         17. AMENDMENT AND TERMINATION OF THE PLAN.

         (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 12 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Bank.

         (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Bank to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder there of in order to comply with any such law, rule or regulation or to avoid any such penalty.

         18. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATIONS ON OPTION EXERCISE; CANCELLATION OF OPTION RIGHTS.

         (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

         (b) The inability of the Bank to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Bank's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Bank of any liability with respect to the non-issuance or sale of such Shares.

         (c) As a condition to the exercise of an Option, the Bank may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

         (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Bank or its Subsidiaries for "cause" as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

         (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Bank under Section 16(b) of the Securities Exchange Act of1934,as amended, and regulations promulgated thereunder.

         19. RESERVATION OF SHARES. During the term of the Plan, the Bank will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         20. UNSECURED OBLIGATION. No Participant under the Plan shall have any interest in any fund or special asset of the Bank by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         21. WITHHOLDING TAX. The Bank shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Bank shall have the right to require the Participant or such other person to pay the Bank the amount of any taxes which the Bank is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         22. NO EMPLOYMENT RIGHTS. No Director, Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Bank or its Subsidiaries.

         23. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey, except to the extent that federal law shall be deemed to apply.